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              LINKING, CONTENT LICENSING AND ADVERTISING AGREEMENT


THIS LINKING, CONTENT LICENSING AND ADVERTISING AGREEMENT ("Agreement") is made this 8th day of April, 1998 ("Effective Date"), by and among JAMtv Corporation, a Delaware corporation with its principal offices at 640 North LaSalle Street, Suite 560, Chicago, Illinois 60610 ("Jam"), Straight Arrow Publishers, a New York partnership with its principal offices at 1290 Avenue of Americas, 2nd Floor, New York, New York 10104 ("Straight Arrow"), and CDnow, Inc., a Pennsylvania corporation, with its principal offices at Jenkins Court, Suite 300, 610 Old York Road, Jenkintown, Pennsylvania 19046 ("CDnow"); each a "party" and collectively the "parties."

CDnow sells a variety of entertainment products through a retail vending site on the Internet's World Wide Web at the Universal Resource Locator ("URL") of: www.cdnow.com (the "CDnow Site").

Straight Arrow owns and operates Rolling Stone magazine and owns certain content related thereto and the name, trademark and brand "Rolling Stone" (hereinafter collectively known as "RS").

Jam and Straight Arrow have entered into a legally binding agreement to form a joint venture arrangement for the Rolling Stone Network ("RSN") whereby Jam will operate RSN-branded Sites ("RSN Sites" is defined in Section 1 below), and Straight Arrow is providing the Straight Arrow Content to Jam for its exclusive use with the RSN Sites.

CDnow, Jam and Straight Arrow wish to enter into this Agreement whereby CDnow will be the exclusive Music Seller with a license to use, copy and display the Content and advertise and have links on the RSN Sites. Additionally, CDnow will purchase online advertising on the RSN Sites, radio air time from the radio airtime available through Jam and advertising space in RS print publications.

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1. DEFINITIONS Capitalized terms not otherwise defined in this Agreement will have the following meanings:

         (a) "Above-the-Fold" means situated within the portion of a page that is designed to be visible on a standard computer screen with a resolution of 640 pixels by 480 pixels without requiring the user to scroll horizontally or vertically through the page.

         (b) "Agreement" is defined in the first paragraph of the preamble to this Agreement.

         (c) "AOL" and "AOL Agreement" are defined in Section 2(b)(ii)(A) of this Agreement.

         (d) "AOL Content" is defined in Section 2(e) of this Agreement.

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         (e) "Carry-Through Bar" means a bar, which, when clicked, links an RSN user back to the RSN Site from the Co-branded Pages.

         (f) "CDnow is defined in the first paragraph of the preamble to this Agreement.

         (g) "CDnow Link" means any form of link that contains a CDnow designed and/or approved proprietary feature, is located on a page on an RSN Site and takes an RSN user to a Co-branded Page. CDnow will provide screen shot mockups of the Co-branded Pages as set forth in Exhibit C to this Agreement.

         (h) "CDnow Site" is defined in the second paragraph of the preamble to this Agreement.

         (i) "Co-branded Page" means a page residing on CDnow's servers that a visitor from RSN's Site will link to, which displays certain proprietary features of both RSN and CDnow, and where such visitor can purchase CDnow products. A Co-branded Page can only be viewed by a visitor who links to it directly from RSN's Site or through a stored URL (e.g. bookmark or similar technological storage mechanism).

         (j) "Competitive Marketing" is any advertising, promotion, sponsorship, link or displayed message (not provided or sponsored by CDnow) that (i) promotes a Music Seller (other than CDnow), (ii) promotes the sale of pre-recorded music by a Music Seller other than CDnow, or (iii) in the case of a link, transfers to a page on a Site that promotes the sale of pre-recorded music by a Music Seller other than CDnow or to a Music Seller (other than CDnow) that sells pre-recorded music or enables a person to purchase pre-recorded music. With regard to the RSN Sites, Competitive Marketing does not include label or artist advertising and promotions, provided such advertising or promotions and any links included with such advertising and promotions placed on the RSN Sites do not contain Competitive Marketing.

         (k) "Confidential Information" is defined in Section 15(a) of this Agreement.

         (l) "Content" means, collectively, the Straight Arrow Content (as defined in Section 1(aa) below) and the Jam Content (as defined in Section 1(p) below).

         (m) "Content Indices" is defined in Section 2(c)(i) of this Agreement.

         (n) "Effective Date" is defined in the first paragraph of the preamble to this Agreement.

         (o) "Entity" means any natural person, partnership, corporation, or division, subsidiary or business unit thereof, retail site, Internet site, World Wide Web site or other form of business organization.

         (p) "Exclusive AOL Content" means, as of the Effective Date, the following content provided to AOL under the AOL Agreement: (i) "Interactive Cover Story" consisting of a supplemental story or supplemental content (e.g., a brief synopsis, additional content or pictures, or sound or video clips related to the cover story) to RS's current cover story; (ii) certain elements of the Rolling Stone

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Photo Gallery;" (iii) certain elements of the "Rewind" section' and (iv) the
"Read Me Now" section, featuring a welcome screen, letters to RS, sections allowing members to write letters to RS and to participate or vote in RS polls, contests and online programs, previews of forthcoming features in the RS area within the AOL proprietary online service and other special features such as offerings, contests and quizzes.

         (q) "Finder's Fee Advance" is defined in Section 6(c)(i) of this Agreement.

         (r) "Jam" is defined in the first paragraph of the preamble to this Agreement.

         (s) "Jam Content" means all existing and future digitized and non-digitized articles, reviews, digital or transcribed interviews, video and audio libraries, photographs, books and any other content which Jam has created, published or produced, or which Jam has access to through a licensing arrangement with any other Entity, provided Jam has the right to license or sublicense the foregoing.

         (t) "Launch Event" is defined in Article 5 of this Agreement.

         (u) "Marks" means a party's names, brand names, logos, trademarks, tradenames, servicemarks and other proprietary indicia

         (v) "Music Seller" means any Entity, which sells pre-recorded music or enables a person to purchase pre-recorded music online through the Internet, the World Wide Web or any other open or proprietary online service.

         (w) "New Customer" is defined in Section 6(c)(i) of this Agreement.

         (x) In this Agreement, "party" and "parties" are defined in the first paragraph of the preamble.

         (y) "RS" is defined in the third paragraph of the preamble to this Agreement.

         (z) "RSN" is defined in the fourth paragraph of the preamble to this Agreement.

         (aa) "RSN Sites" means collectively, all Jam Sites, all RSN Sites and all Sites operated by Jam for Straight Arrow.

         (ab) "Site" means a site on the Internet, the World Wide Web or on any open or proprietary online service.

         (ac) "Straight Arrow" is defined in the first paragraph of the preamble to this Agreement.

         (ad) "Straight Arrow Content" means the content specified in Exhibit B - "Rolling Stone Content" to this Agreement

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         (ae) "Straight Arrow/Jam Exclusive License Agreement" is defined in
Section 2(d) of this Agreement.

         (af) "Term" is defined in Article 12 of this Agreement.

         (ag) "URL" is defined in the second paragraph of the preamble to this Agreement.

2.       CONTENT.

         (a)      LICENSE.

                  (i) Subject to the terms of this Agreement, JAM hereby grants to CDnow during the Term a worldwide license to access, use, copy, modify and reformat for display purposes and display the Content solely on CDnow's Site or its servers. By way of example, and not limitation, permitted uses includes digitizing non-digitized content.

                  (ii) CDnow will: (A) use no more than 500 words from each Content article, review or the like without the prior consent of Jam;
         (B) provide a textual link-back to the RSN Sites as part of such usage, except that if 250 or fewer words from such Content article, review or the like are used CDnow shall not be required to provide such link-back; and (C) not distribute the Content to any third party, except as permitted under an agreement mutually acceptable to the parties.

                  (iii) For Content requested by CDnow where Jam or Straight Arrow do not have the requisite rights to provide CDnow with such Content for its use pursuant to this Agreement, Jam and Straight Arrow will use their respective best efforts to assist CDnow in obtaining such rights, provided CDnow shall bear all costs or expenses in connection therewith.

         (b)      EXCLUSIVITY AND LIMITATIONS ON EXCLUSIVITY.

                  (i) EXCLUSIVITY. During the Term and except as set forth in
         Section 2(b)(ii) below, Jam and Straight Arrow represent and warrant that CDnow will be the exclusive Music Seller anywhere in the world that is permitted to access, use, copy, modify and reformat for display purposes and display the Content on any Site.

                  (ii)     LIMITATIONS ON EXCLUSIVITY.

                           (A) THE AMERICA ONLINE AGREEMENT. Straight Arrow has
                  entered into an agreement with America Online, Inc. ("AOL"), dated as of January 1, 1997 (the "AOL Agreement"), whereby AOL has been granted a license to use certain Straight Arrow Content. Pursuant to the AOL Agreement and any renewals, extensions or re-negotiations thereof, AOL may place Competitive Marketing on the same page as or in conjunction with the Straight Arrow Content, provided such Competitive Marketing remains within the AOL proprietary online service. Straight Arrow reserves the right to enter into a new agreement with AOL for AOL to place Straight Arrow Content on the

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                  AOL Site (which is accessible by the general public);
                  provided, as part of such new agreement, neither Jam nor Straight Arrow shall grant AOL the right to make the Straight Arrow Content accessible on the same page as or in conjunction with Competitive Marketing to any user on the Internet, the World Wide Web or any other online service; provided, however, AOL may place a button or link that contains a de minimis amount of Straight Arrow Content on the same page as or in conjunction with Competitive Marketing and which may point to the Rolling Stone area on the AOL proprietary online service or to a RSN Site. Subject to Straight Arrow's compliance with the terms of this Agreement and provided Straight Arrow's performance under the AOL Agreement and any renewals, extensions or new agreements with AOL conform to the statements in this
                  Section 2(b)(ii)(A), Straight Arrow shall not be in breach of this Agreement.

                           (B) THE MICROSOFT NETWORK AGREEMENT. Straight Arrow
                  has entered into an agreement with Microsoft Corporation ("Microsoft"), dated as of May 1997 (the "Microsoft Agreement"), whereby Microsoft has been granted a license to use certain Straight Arrow Content in the channels feature of Microsoft Internet Explorer, version 4.x. The Microsoft Agreement does not grant Microsoft a right to place Competitive Marketing on the same page as or in conjunction with the Straight Arrow Content, nor is Microsoft granted a right to place or allow any third party to place Competitive Marketing on any RSN Site. Subject to Straight Arrow's compliance with the terms of this Agreement and provided Straight Arrow's performance under the Microsoft Agreement conforms to the statements in this Section 2(b)(ii)(B), Straight Arrow shall not be in breach of this Agreement.

                           (C) THE POINTCAST AGREEMENT. Straight Arrow has
                  entered into an agreement with Pointcast Incorporated ("Pointcast"), dated as of June 1997 (the "Pointcast Agreement"), whereby Pointcast has been granted a license to use certain Straight Arrow Content solely for display purposes on certain of its channels and networks on a periodic basis. The Pointcast Agreement does not grant Pointcast a right to place Competitive Marketing on any RSN Site. Subject to Straight Arrow's compliance with the terms of this Agreement and provided Straight Arrow's performance under the Pointcast Agreement conforms to the statements in this Section 2(b)(ii)(C), Straight Arrow shall not be in breach of this Agreement.

         (c)      ACCESS TO AND DELIVERY OF CONTENT.

                  (i) CONTENT INDICES. Within forty-eight hours of the Effective Date and continuing throughout the Term, Jam will make available to CDnow, and upon CDnow's request, reasonably provide access to CDnow, any and all indices in any form of the Content (the "Content Indices"). During the Term, as updated new Content Indices become available, Jam will immediately provide access to such updated or new Content Indices to CDnow.

                  (ii) CONTENT DELIVERY. Within three (3) business days of each receipt of a request from CDnow, Jam will deliver to CDnow the Content requested. If the Content is available in digitized form, Jam will deliver it in such form to CDnow in a manner mutually agreeable to the

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         parties. If the Content is not available in digitized form, then Jam will deliver it in the best form in which it is available, and, at CDnow's discretion, (A) promptly (but in no event more than three (3) business days after receipt of a request) digitize the requested Content, which digitized Content shall be deemed to also be part of the Content, in a form mutually agreeable to the parties; or (B) CDnow may have a third party digitize the Content for CDnow, at no expense to Jam, and CDnow will provide a copy of all such digitized material to Jam, at no cost. CDnow and Jam agree to reasonably cooperate in fulfilling CDnow's requests for Content.

                  (iii) ACCESS TO THE JAM AND STRAIGHT ARROW LIBRARIES. At CDnow's request at any time and from time to time, Jam will make available a librarian knowledgeable in the Content and the structure of the Jam and Straight Arrow Content libraries in the possession of Straight Arrow or Jam (as the case may be), and such librarian will assist CDnow in accessing, digitizing and delivering the Content. CDnow will pay a reasonable hourly rate for such librarian's time devoted to assisting CDnow, which rate CDnow and Jam will mutually agree upon based on good faith and diligent negotiations.

         (d) OTHER REPRESENTATIONS AND WARRANTIES OF JAM. Jam represents and warrants that as of the Effective Date and continuing throughout the Term: (i) the Content available to CDnow under this Agreement is all of the Content owned or licensed by Jam from Straight Arrow; (ii) except for the exclusivity limitations set forth in Section 2(b)(ii) above, Jam has an exclusive, worldwide license with Straight Arrow for use of all of the Straight Arrow Content in connection with the RSN Sites, which is stated as such in the exclusive license agreement entered in by and between Jam and Straight Arrow, dated as of [___________] (the "Straight Arrow/Jam Exclusive License Agreement"), and Straight Arrow has expressly consented to Jam sub-licensing the Straight Arrow Content to CDnow so that Jam can fulfill its obligations under this Agreement, and CDnow can access and use the Content as set forth in this Agreement; (iii) the Straight Arrow Content has not been altered, redacted or modified in any manner from the original substance provided to Jam from Straight Arrow; (iv) except as set forth in Section 3(a)(ii)(B) below, Jam will not operate any Sites anywhere in the world (other than the RSN Sites) independently of or in conjunction with Straight Arrow that contains the Content in whole or in part and any Competitive Marketing; and (v) Jam shall license and deliver to CDnow the AOL Content, subject to and consistent with the terms and conditions of this Agreement.

         (e) OTHER REPRESENTATIONS AND WARRANTIES OF STRAIGHT ARROW. Straight Arrow represents and warrants that as of the Effective Date and continuing throughout the Term: (i) the Straight Arrow Content licensed to Jam under the Straight Arrow/Jam Exclusive License Agreement is all of the Straight Arrow Content owned or licensed by Straight Arrow; (ii) except for the exclusivity limitations set forth in Section 2(b)(ii) above, Jam has an exclusive, worldwide license with Straight Arrow for use of all of the Straight Arrow Content in connection with the RSN Sites, which is stated as such in the Straight Arrow/Jam Exclusive License Agreement, and Straight Arrow has expressly consented to Jam sub-licensing the Straight Arrow Content to CDnow so that Jam can fulfill its obligations under this Agreement, and CDnow can access and use the Straight Arrow Content as set forth in this Agreement; (iii) except for the exclusivity limitations set forth in Section 2(b)(ii) above, Straight Arrow has not licensed the Straight Arrow Content, in whole or in part, to any third party for use online or on any Site; (iv) during the Term, Straight Arrow will not operate, independently of or in conjunction with Jam, any Sites (other than the RSN Sites) that contain the Content in whole or in part and any Competitive

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Marketing; and (v) any and all Content (other than the Exclusive AOL Content)
made available or delivered to AOL or any third party under or pursuant to the AOL Agreement ("AOL Content"), shall also be licensed and delivered to Jam pursuant to the Straight Arrow/Jam Exclusive License Agreement, and Jam is permitted to license and deliver to CDnow the AOL Content subject to and consistent with the terms of this Agreement.

         (f) REPRESENTATIONS AND WARRANTIES OF CDNOW. CDnow acknowledges that the Straight Arrow Content is the valuable intellectual property of Straight Arrow and the Jam Content is the valuable intellectual property of Jam, and CDnow agrees that it shall not use or modify any of the Content, except as otherwise permitted under this Agreement or as otherwise permitted by Jam or Straight Arrow in their reasonable business judgment or, if applicable, by Straight Arrow in its discretion as set forth in Section 8 of Exhibit B to this Agreement.

3.       RSN SITES.

         (a)      EXCLUSIVITY AND LIMITATIONS ON EXCLUSIVITY.

                  (i) EXCLUSIVITY. Except as set forth in Section3(a)(ii) below, during the Term:

                           (1) Jam represents and warrants that CDnow will be
                  the exclusive Music Seller throughout the world that can sell recorded music through, and place advertising, promotions, buttons, banners or other forms of links for the sale of recorded music on, the RSN Sites.

                           (2) Jam will use its best efforts to encourage labels
                  and artists advertising and promoting on the RSN Sites to include CDnow Links in any content, advertising or promotions they place on the RSN Sites or their own Sites.

                           (3) If Jam, Straight Arrow or a third party wishes to
                  sell one or more recorded music products on the RSN Sites that are not offered by CDnow, Jam shall give CDnow a right of first refusal to offer such products. If CDnow, within twenty
                  (20) days of being provided such offer by Jam, determines not to offer such products, then Jam may permit such third party to offer such products for sale on the RSN Sites; provided that if and when CDnow offers such products, Jam shall terminate such third party's right to offer such products for sale on the RSN Sites as soon as practicably feasible, and, thereafter, CDnow shall be the exclusive Music Seller with the right to offer such products on the RSN Sites.

                  (ii)     LIMITATIONS ON EXCLUSIVITY.

                           (A) This terms of Section 3(a) shall not apply to:
                  (1) Jam when it is involved in any manner (including, without limitation, sponsoring, promoting, broadcasting or producing) in any activities other than online services, including, without limitation, television or radio broadcasts, pay per view concerts or live performances, provided any online sales of recorded music by Jam or through the RSN Sites associated with such

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                  events is through CDnow, and any advertising or promotion
                  by Jam on the RSN Sites of the sale of recorded music associated with such events shall point solely to a Co-branded Page; (2) Straight Arrow when it is involved in any manner (including, without limitation, sponsoring, promoting, broadcasting or producing) in any activities other than online services, including, without limitation, television or radio broadcasts, pay per view concerts or live performances, provided any online sales of recorded music through the RSN Sites associated with such events is through CDnow, and any advertising or promotion by Straight Arrow or through the RSN Sites of the sale of recorded music associated with such events shall point solely to a Co-branded Page; (3) Jam when it conducts the sale, advertising, promotion or distribution of its or RSN's connected or enhanced CDs, provided any online sale of recorded music associated with such connected or enhanced CDs is solely through CDnow, and any advertising or promotion by JAM of recorded music associated with such events shall point solely to a Co-branded Page; or (4) Jam or Straight Arrow when they (collectively or individually) digitally deliver individual songs, albums or compilations performed by artists or bands that are captured or recorded by Jam, Straight Arrow or RSN at or in connection with its Webcasts, Virtual Venue, or Virtual Tour activities; provided, when CDnow has the capability to make such digital delivery, any online sales of the same shall be solely through CDnow, and any advertising or promotion by Jam or Straight Arrow of recorded music associated with such events shall point solely to a Co-branded Page.

                           (B) CDnow acknowledges that in the event Jam acquires
                  or merges with another Entity (excluding a natural person) that has a pre-existing relationship with a Music Seller other than CDnow, the fulfillment by Jam of any agreement with such other Music Seller shall not be deemed a breach of this Agreement; provided, Jam shall not (1) renew or extend the term of such agreement, without first giving CDnow a bona fide right of first refusal and first negotiation to become the music store on the acquired or merged Site; (2) enter into any new agreements with such Music Sellers other than CDnow that allows such Music Sellers access to the Content or to place Competitive Marketing on the RSN Sites or (3) broaden the scope of such agreements to contain the Content or Competitive Marketing.

         (b) DELIVERY AND PLACEMENT OF CDNOW LINKS. During the Term, Jam shall place the CDnow Links on the RSN Sites in accordance with the requirements set forth in this Section 3(b).

                  (i) Jam shall place the CDnow Links on the pages on the RSN Sites, and all existing and future equivalents, extensions or replacements of such pages on the RSN Sites, in accordance with the specifications set forth in Exhibit C to this Agreement. Unless otherwise specified in this Section 3(b), during the Term, the CDnow Links shall be permanent and non-rotating.

                  (ii) On Jam's Sites, Jam shall place (A) a graphical CDnow Link Above-the-Fold in the navigation bar (the navigation bar appears at all time on all pages on the Jam Sites), (B) a CDnow logo below the left NAVIGATION BAR in a manner that is at least as good or better than RSN or any other third party links that are of a similar nature (C) contextually placed graphical CDnow Links on the Virtual Venue Main Page, Virtual Venue Event Pages, Featured Artist and

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         Artist Pages, Artist Discography Pages, Artist Album Pages and any
         other appropriate areas of the Site (D) a CDnow branded search box below-the-fold on all Virtual Venue Pages in a manner that is at least as good or better than Pollstar and Ticketmaster or any other third party links that are of a similar nature and (E) a CDnow logo at the bottom of all Featured Artist and Artist Pages in a manner that is at least as good or better than Pollstar and Ticketmaster or any other third party links that are of a similar nature. On Jam's Sites, Jam shall guarantee 5% of monthly inventory and 20% of the unsold monthly inventory will be dedicated to CDnow banners, which will rotate throughout the Jam Sites.

                  (iii) On the RSN Sites, Jam shall place (A) a graphical CDnow Link Above-the-Fold in the navigation bar (the navigation bar appears at all time on all pages on the RSN Sites), (B) a CDnow branded promotion box to rotate a guaranteed 5% of the time on the RSN home page and all other pages next to the standard large banner, (C) a CDnow branded promotional box, contextually placed below-the-fold on the Article Pages, (D) a graphical CDnow Link contextually placed Above-the-Fold on Search Results pages, Recordings Pages, Album Review Rages (top level, upper right), Recent Releases Pages, Artist Find Results Pages, On the Road Pages and any other appropriate pages, and future similar pages (E) a contextually placed CDnow Branded Link on the side navigation box of the Album Review Pages, Artist Pages and Artist Discography Pages and future similar pages and (F) a graphically branded CDnow search box on the Artist Search Page. On the RSN Sites, Jam shall (1) integrate a CDnow buy option into the "information bar" on every Live Page and future similar pages, and (2) guarantee 5% of monthly inventory and 20% of the unsold monthly inventory will be dedicated to CDnow banners rotating throughout the RSN Sites.

                  (iv) Jam agrees that CDnow may vary the elements of the CDnow Links no less than twice per month, upon five (5) business days notice.

                  (v) Prior to implementing any modifications to the CDnow Links not requested by CDnow, Jam will obtain the written consent of CDnow, which consent shall not be unreasonably withheld.

         (c) MINIMUM CDNOW LINK GUARANTEES. During the Term, Jam and RSN will deliver to users of the RSN Sites a minimum of 150,000,000 CDnow Links on pages on the RSN Sites in accordance with the following schedule: (i) the first twelve months beginning on the date the CDnow Links are fully implemented and operational on the RSN Sites -- 40,000,000 CDnow Links; (ii) the twelve months following the first twelve months -- 50,000,000 CDnow Links; and (iii) the twelve months following the second twelve months -- 60,000,000 CDnow Links.

         (d) CONTINUED DEVELOPMENT OF OTHER CDNOW LINK PLACEMENT OPPORTUNITIES. The parties agree to work together during the Term in good faith to identify and implement appropriate placement of the CDnow Links throughout the RSN Sites, including all necessary testing of the performance of such links.

4.       BUSINESS DEVELOPMENT OPPORTUNITIES.

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         (a) Throughout the Term, the parties will mutually work together in good faith to identify, create, develop and implement marketing and public relations opportunities for additional sales, advertising and promotion of CDnow on the RSN Sites and other Jam and Straight Arrow Sites and media properties, sale of RSN merchandise and co-branding of traffic flows between the Co-branded Pages, the CDnow Site and the RSN Sites.

         (b) Throughout the Term, the parties will mutually work together in good faith to identify, create, develop and implement opportunities for CDnow to distribute the Content to CDnow business partners. CDnow will not distribute the Content except as permitted under agreement mutually acceptable to the parties.

         (c) Throughout the Term, Jam and Straight Arrow will, in good faith and where feasible, offer CDnow, and CDnow will, in good faith and where feasible offer Jam and Straight Arrow, the opportunity and right of first refusal to participate in other business relationships (similar to the business relationships envisioned under this Agreement) Jam, Straight Arrow or CDnow (as the case may be) have entered into or are considering entering into, and, upon receipt of such offer by, and expression of interest from, a party, the parties agree to negotiate diligently and in good faith to develop a definitive agreement concerning each such opportunity.

5. LAUNCH EVENT. During the Term, the parties will mutually plan and conduct a major launch event for the debut of the Rolling Stone Network (the "Launch Event") for which the parties will mutually agree on cost sharing for the event. CDnow may, at its option, pay its share of the agreed upon costs of the Launch Event and other events to be co-sponsored by the parties from the print advertising commitment (as set forth in Section 6(b)(ii) of this Agreement).

6. PAYMENTS. During the Term and in consideration of Jam and Straight Arrow fulfilling their respective obligations under this Agreement, CDnow will make the payments to Jam and Straight Arrow (as appropriate) as set forth in Sections 6(a) through (c) below:

         (a) CONTENT LICENSE FEES. CDnow agrees to pay Jam (provided the Straight Arrow/Jam Exclusive License Agreement remains continually in effect during the Term so that Jam can fulfill its obligations as stated hereunder) *** for the exclusive right to use the Content during the term of this Agreement as set forth in Article 2 above. Payment will be made in the following manner: *** upon execution of this Agreement, *** ninety (90) days and one hundred and eighty (180) days, respectively, after the Effective Date, and, thereafter, commencing in the second year of the Term through the Term, equal quarterly payments of *** within ten (10) days of the first day of each calendar quarter for the upcoming quarter, provided the CDnow Links are continuously fully implemented and operational on the RSN Sites.

         (b) PRINT, BROADCAST AND WEBSITE ADVERTISING, PROMOTION AND LINKING FEES. CDnow agrees to purchase a total of $4,250,000 from (A) Jam in RSN Site advertising, promotions and links, (B) print advertising from Straight Arrow,
(C) broadcast advertising from Jam and (D) promotions in media properties controlled (currently and in the future) by Straight Arrow and/or Jam or its radio affiliates, during the Term and as follows:

                                        10

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***


                  (i) CDnow will allocate the print, broadcast and other promotional advertising dollars as follows: (i) *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***and (ii) *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***. Jam will receive a commission of *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***, which amount shall be over and above the *** in advertising fees, and such commission shall be payable in equal installments of *** on the Effective Date, the first day of the second year of the Term and the first day of the third year of the Term. Payment for *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***, including the appropriate pro rata portion of the *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***, will be made within thirty (30) days of the date on which such *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***, as the case may be.

                  (ii) CDnow will pay Jam *** for delivery of the minimum number of guaranteed CDnow Links on the RSN Sites pursuant to Article 3 of this Agreement according to the payment schedule set forth in this
         Section 6(b)(ii). Payments for delivery of CDnow Links shall be made quarterly with the first payment due within thirty (30) days following the date on which the parties mutually agree that the CDnow Links have been fully implemented, are fully operational and are available to users on the RSN Sites. Payment for each subsequent quarter shall be made within thirty (30) days following the end of the quarter. *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***payment.

                  (iii) Straight Arrow *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***. Jam shall use its best efforts to obtain *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***.

         (c)      NEW CUSTOMER FINDER'S FEE.

                  (i) CDnow agrees to pay Jam a one-time finder's fee of *** for each new customer acquired via a direct online link between CDnow's Site and any of the RSN Sites, provided such New Customer makes a non-returned purchase on CDnow's Site when first linking from a RSN Site to a Co-branded Page ("New Customer"). For purposes of this
         Section 6(c), the same customer who may repeatedly link to a Co-branded Page from the RSN Sites over any length of time shall be considered a new customer only the first time the customer links to a Co-branded Page from a RSN Site. CDnow will pay a *** advance on such fees of ***, amounting to a total of *** (the "Finder's Fee Advance") during the term of this Agreement, and such quarterly advances shall be due and payable within ten (10) days following the first day of the quarter. Each New Customer shall result in a decrement of the outstanding credit balance of the Finder's Fee Advance by ***, until such balance shall equal ***, at which time, CDnow shall pay Jam *** in cash for each New Customer, with such payments due on a quarterly basis.

                  (ii) If, upon termination of this Agreement, *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***


         (d) PAYMENT SUMMARY. The following summarizes the payments terms set forth in Sections 6(a) through (c) above:

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

         Broadcast advertising placement commission: $300,000

7.       AUDIT RIGHTS; REPORTING

         (a) AUDIT RIGHTS; UNDER/OVER PAYMENTS. Each party shall maintain complete and accurate records in accordance with U.S. Generally Accepted Accounting Principles (GAAP) for all transactions which are the subject of this Agreement for not less than (3) years after the last payment is due under this Agreement. A "big six" independent accounting firm retained by a party (the auditing party) shall have access to such records of the other party (the audited party), upon reasonable notice, for the purposes of audit during normal business hours, for so long as such records are required to be maintained. If such accounting firm determines that any additional payment is due the auditing party by the audited party and such payment is not the subject of a good faith dispute between the parties, then the audited party shall promptly make payment of such amount plus interest at a rate of six percent (6%) per annum to the auditing party. If a party overpays the other party, the party that has made such overpayment shall be entitled to a credit against the next payment due to the other party in the amount of the overpayment, unless such overpayment is the subject of a good faith dispute between the parties or if no further payments are due under this Agreement, in which case, the party that has received the overpayment will promptly refund to the other party the amount of the overpayment.

          (b)     REPORTING.

                  (i) Within thirty (30) days after the end of each calendar month during the Term, CDnow shall provide Jam with a report listing the number of New Customers and the Finder's Fees due to Jam. Such report is to be used by Jam solely to track whether CDnow is fulfilling its obligations under this Agreement.

                  (ii) On the first business day of each week during the Term, Jam will provide CDnow with a weekly report of CDnow Links delivered to users of RSN's Site during the immediately preceding week in a form and via media mutually agreeable to the parties.

                  (iii) During the Term, each of Jam and Straight Arrow will provide CDnow with monthly reports of total print and broadcast advertising and other promotions delivered by each party in a form and via a method mutually acceptable to CDnow and Jam or Straight Arrow (as the case may be). Such reports are to be used by CDnow solely to track whether Jam and Straight Arrow are fulfilling their obligations under this Agreement.

         8. FRAMING AND RETURN LINKS. During the Term and thereafter, Jam shall not frame in any manner the CDnow Site or any Co-branded Pages or pages from the CDnow Site. When an RSN user clicks on a button, banner or any other form of link to a Co-branded Page, such user shall be transferred directly to the Co-branded Page without such framing. CDnow shall place a Carry-Through Bar on the Co-branded

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***


Pages that will provide a user that has linked to a Co-branded Page from a RSN Site with an opportunity to return to the RSN Site. CDnow and Jam shall mutually agree upon the overall design of the Carry-Through Bar within the specifications provided by CDnow in the Carry-Through Bar Specifications, attached hereto as Exhibit A to this Agreement.

         9. FULFILLMENT. During the Term and thereafter, CDnow shall have the sole right and responsibility for processing all orders through every aspect of a transaction, including receiving, filling, shipping and handling, collecting payment, tracking and transaction security. All orders for CDnow's products shall be placed by customers directly with CDnow and shall be subject to acceptance by CDnow. All orders accepted shall be subject to the terms and conditions of CDnow's then current terms and conditions of sale. Such terms may be changed at any time, without notice to Jam, RSN or its customers. CDnow shall have no obligation to ship any orders unless payment in full is received in advance. Prices for the products shall be set solely by CDnow. CDnow reserves the right to change its prices at any time, without notice to Jam, RSN or its customers.

         10. STAFFING. During the Term, each party agrees to provide staffing sufficient for such party to meet its obligations under this Agreement in a timely manner. Further, each party shall appoint a relationship manager who shall have responsibility for managing the day-to-day activities of the party under this Agreement.

         11. LICENSE; OWNERSHIP.

         (a) LICENSE TO THE "ROLLING STONE" BRAND NAME AND STRAIGHT ARROW MARKS. Straight Arrow hereby grants to CDnow, during the Term, a limited, worldwide, non-transferable license to use the "Rolling Stone" brand name and other Straight Arrow Marks (as authorized by Straight Arrow from time to time) as reasonably necessary for CDnow to exercise its rights, promote and sell its products and fulfill its obligations under this Agreement. CDnow shall be the exclusive Music Seller licensed to use the Rolling Stone brand name in connection with online sales, except for sales by third parties licensed to sell music compilations under the Rolling Stone brand name and except as otherwise licensed to AOL under the AOL Agreement. Straight Arrow shall have the right to approve all initial uses of the "Rolling Stone" brand name, which approval shall not be unreasonably withheld or delayed.

         (b) LICENSE BETWEEN JAM AND CDNOW FOR USE OF MARKS. CDnow hereby grants to Jam, during the Term, a limited, non-exclusive, non-transferable license to use CDnow's Marks (as authorized by CDnow from time to time) solely as reasonably necessary for Jam to perform its obligations under this Agreement. Jam hereby grants to CDnow, during the Term, a limited, non-exclusive, non-transferable license to use Jam's Marks (as authorized by Jam from time to time) solely as reasonably necessary for CDnow to perform its obligations under this Agreement. Each of CDnow and Jam shall have the right to approve all initial uses of its Marks by the other party, which approval shall not be unreasonably withheld or delayed.

         (c) Each party owns and shall retain all right, title and interest in its Marks and other intellectual property. No party shall copy, distribute, reproduce or use the other party's Marks or other intellectual property, except as expressly permitted under this Agreement.

                                        13

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***


         (d) No party shall at any time contest, impair or disparage in any manner, or assist another party or any third party in contesting, impairing or disparaging in any manner, either directly or indirectly, another party's (the owning party's) Marks or its ownership rights in its Marks. Any and all goodwill arising from the use by a party of another party's Marks shall inure solely to the benefit of the owning party, and each party hereby expressly acknowledges the other party's superior rights therein.

         12. TERM AND TERMINATION.

         (a)      TERM AND RENEWAL.

                  (i) TERM. The term of this Agreement shall commence upon the Effective Date and shall continue for three (3) years thereafter (the "Term") unless previously terminated as set forth below. The Term shall include any renewal terms (as discussed in Section 12(a)(ii) below).

                  (ii)     RENEWALS; RIGHT-OF-FIRST-NEGOTIATION.

                           (A) If CDnow desires to renew this Agreement, then
                  CDnow shall notify Jam and Straight Arrow of its intention to renew not less than seventy-five (75) days prior to the expiration of the Term, and, beginning not less than sixty
                  (60) days prior to the expiration of the Term, Jam and Straight Arrow agree to diligently and in good faith negotiate with CDnow to determine reasonable terms and conditions for renewal of this Agreement and extension of the Term prior to the end of the Term. If the parties are not able to conclude such negotiations within thirty (30) days of their start, then Jam or Straight Arrow shall be free to initiate negotiations with any third party.

                           (B) Except as set forth in Section 12(a)(ii )(A)
                  above, Straight Arrow and Jam shall not negotiate with any third party while the Agreement is in effect and while any such negotiations are in progress.

                           (C) If the Straight Arrow/Jam Exclusive License
                  Agreement is terminated at any time during the Term or while CDnow is negotiating a renewal of the Term, then CDnow shall have the right of first negotiation to use the Straight Arrow Content (similar to the license set forth in Article 2 above) directly with Straight Arrow, and Straight Arrow will diligently and in good faith negotiate such license for a reasonable period of time.

         (b)      TERMINATION FOR CAUSE.

                  (i) If a party becomes insolvent, files a petition in bankruptcy, makes an assignment for the benefit of its creditors or dissolves or ceases to do business, any of the other parties may terminate the party's rights and obligations under this Agreement (except for the obligations applicable to the party specified in Section 12(e) below). The occurrence of a party becoming insolvent, filing a petition in bankruptcy, making an assignment for the benefit of creditors or otherwise being no longer able to fully perform its obligations under this Agreement and thereby terminating or having terminated its rights and

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***


                  obligations under this Agreement will not cause this Agreement to be terminated with respect to the remaining parties. Notwithstanding the foregoing, such termination shall not relieve the terminated party from liability for the performance of its obligations prior to such termination, and termination by a party shall be in addition to all other rights and remedies the terminating parties may have available to them under this Agreement or at law or in equity.

                  (ii) If a party materially breaches any of the terms of this Agreement, any other party may terminate the breaching party's rights and obligations under this Agreement (except for the obligations applicable to the party specified in Section 12(e) below) thirty (30) days after written notice to the party of such party's breach of such terms, which breach is not remedied within such 30-day period to the reasonable satisfaction of the non-breaching parties. Notwithstanding the foregoing, such termination shall not relieve the terminated party in breach from liability for the performance of its obligations prior to such termination, and termination by a party shall be in addition to all other rights and remedies the terminating parties may have available to them under this Agreement or at law or in equity.

         (C) TERMINATION FOR BREACH OF EXCLUSIVITY. CDnow may terminate this Agreement immediately upon providing written notice of termination to Jam and Straight Arrow in the event that Jam or Straight Arrow breaches any of the exclusivity provisions or their respective representations and warranties set forth in this Agreement.

         (D) TERMINATION AS A RESULT OF TERMINATION OF THE STRAIGHT ARROW/JAM EXCLUSIVE LICENSE AGREEMENT. If the Straight Arrow/Jam Exclusive License Agreement is terminated or modified (such that Jam cannot fulfill its obligations to CDnow under this Agreement) at any time during the Term, then CDnow shall have the right to immediately terminate this Agreement, receive a pro rata refund of all outstanding, unearned advance payments made in advance to Jam, and the provisions of Section 12(a)(ii)(C) shall apply.

         (E) EFFECTS OF TERMINATION. Upon the termination or expiration of this Agreement, each party will immediately cease any and all existing, and not make any future, use of the other party's name, brand names, Marks and other proprietary indicia, and CDnow shall cease all use of the Content, and each party shall certify the same (as applicable) in writing to the other party.

         (F) SURVIVAL. Paragraphs 1, 7(a), 11(c), 11(d), 14 (for any actions that arose during the term of the Agreement), 15 and 16 shall survive termination of this Agreement.

13.      GENERAL REPRESENTATIONS.

         (a) Each party represents and warrants that it has, and will retain during the Term, all necessary rights, title and authority to enter into and fulfill its obligations under this Agreement, to grant the other party the rights and licenses herein granted and to perform all of its obligations under this Agreement.

                                        15

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***


         (b) Each party represents and warrants that as of the Effective Date and continuing throughout the Term (i) there are no restrictions, agreements or understandings whatsoever to which the representing party is a party that would prevent or make unlawful its execution of this Agreement or its engagement hereunder; and (ii) that its execution of this Agreement and its engagement hereunder shall not constitute a breach of any contract, agreement or understanding, oral or written, to which it is a party or by which it is bound.

         (c) CDnow represents and warrants that to the best of its knowledge any content provided by CDnow and displayed on CDnow's Site during the Term does not constitute defamation or invasion of the right of privacy or publicity, or infringement of the copyrights, Marks or other intellectual property rights, of any third party. This representation and warranty shall specifically not apply to content provided by visitors to CDnow's Site such as visitors who use chat rooms, bulletin boards, or other forums, which allow visitors to display material that is not within the control of CDnow.

         (d) Jam represents and warrants that to the best of its knowledge any Content provided by Jam to CDnow during the Term under this Agreement does not constitute defamation or invasion of the right of privacy or publicity, or infringement of the copyrights, Marks or other intellectual property rights, of any third party.

14.      INDEMNIFICATION.

         (a) CDNOW INDEMNIFICATION. CDnow shall indemnify, defend and hold harmless each of Jam and Straight Arrow and their respective affiliates, directors, officers, employees and agents, against any and all claims, actions, liabilities, losses, and expenses (including reasonable attorneys' fees) brought by a third party relating to or arising out of any claim that any content provided by CDnow and displayed on the Co-branded Pages or the RSN Sites during the Term constitutes a defamation or invasion of the right of privacy or publicity, or infringement of the Marks, copyrights, or other intellectual property rights, of any third party. This indemnity shall specifically not apply to content provided by visitors to CDnow's Site who use CDnow's chat rooms, bulletin boards, or other forums which allow visitors to display material that is not within the control of CDnow.

         (b) JAM INDEMNIFICATION. Jam shall indemnify, defend and hold harmless CDnow and its respective affiliates, directors, officers, employees and agents, against any and all claims, actions, liabilities, losses, and expenses (including reasonable attorneys' fees) brought by a third party relating to or arising out of any claim that any content provided by Jam that is displayed on the Co-branded Pages, CDnow's Site or the RSN Sites during the Term constitutes a defamation or invasion of the right of privacy or publicity, or infringement of the copyrights, Marks or other intellectual property rights, of any third party.

         (c) DUTIES OF THE INDEMNIFYING PARTY. The indemnified party shall promptly provide the indemnifying party with written notice of any claim, which the indemnified party believes falls within the scope of this Article 14; provided, however, that, except to the extent the indemnifying party is actually prejudiced by the indemnified party's failure to provide such prompt notice, such failure to provide prompt notice hereunder shall not limit the indemnified party's rights under this Article 14. The indemnifying party shall have the right to control the defense and, if applicable settlement of such claim;

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***


provided that in defending or settling such claim the indemnifying party shall not prejudice the rights of or disclose the Confidential Information of the indemnified party, without the prior written consent of the indemnified party. The indemnified party may, at its own expense, assist in the defense of any such claim if it so chooses, provided that the indemnifying party shall control such defense and all negotiations relative to the settlement of any such claim.

15.      CONFIDENTIALITY; PUBLIC RELATIONS.

         (a) PROTECTION OF CONFIDENTIAL INFORMATION. Each party agrees that the Confidential Information of the other parties will be held in confidence to the same extent and the same manner as each party protects its own Confidential Information, but each party agrees that in no event will less than reasonable care be used. Each party shall, however, be permitted to disclose relevant aspects of such Confidential Information to its officers, employees and consultants on a need-to-know basis for the purpose of such party's performance of its obligations under this Agreement, provided such persons agree to protect the other parties' Confidential Information to the same extent as required under this Agreement. Each party agrees to use all reasonable steps to ensure that the other parties' Confidential Information received under this Agreement is not disclosed in violation of this Section 15(a). For purposes of this Agreement, "Confidential Information" means the terms of this Agreement, except as otherwise specifically provided in this Agreement; each parties' trade secrets, financial information, processes, formulas, specifications, programs, instructions, source code, technical know-how, methods and procedures for operation, benchmark test results, information about employees, customers, marketing strategies, services, business or technical plans and proposals, in any form; and any other information relating to either party that is not generally known to the public at large.

         (b) EXCLUSIONS FROM CONFIDENTIAL INFORMATION. Confidential Information shall not include information that (i) is or becomes generally known or available to the public at large through no negligent act or omission of either party; (ii) can be demonstrated to have been available lawfully to either party prior to the disclosure or had thereafter been furnished to either party without restrictions to disclosure or use; or (iii) can be demonstrated to be independently developed by the recipient of Confidential Information without use of such Confidential Information and such independent development is proven on the basis of either party's records related to such development.

         (c) REGULATORY DISCLOSURES. Each party agrees that it shall not be deemed a breach of this Agreement for any other party to disclose the terms and conditions of this Agreement in any required regulatory filing with the Securities & Exchange Commission, a national stock exchange or the NASDAQ, which the other party, in good faith, determines is required, provided the other party seeks confidential treatment of the material financial terms and conditions of this Agreement.

         (d) PUBLICITY. No party will make any announcements or statements to the public or create any written materials concerning the relationship between them without the prior written consent of the other parties, which consent is not to be unreasonably withheld or delayed. The parties agree to issue a joint press release within five (5) business days of the Effective Date in a form and containing language reasonably acceptable to both parties.

16.      MISCELLANEOUS.

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         (a) INDULGENCES, ETC. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence or as a waiver of any other right, remedy, power or privilege.

         (b) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, other than conflicting choice-of-law provisions.

         (c) NOTICES. All notices, requests, demands, and other communications required or permitted under this Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt when sent by United States certified mail, return receipt requested, postage prepaid, or reputable overnight courier, addressed as set forth below:

         (i)      If to CDnow:

                  CDnow, Inc.
                  Jenkins Court, Suite 300
                  610 Old York Road
                  Jenkintown, PA  19046
                  Attn: General Counsel

         (ii)     If to JAMtv:                           (iii)    If to Straight Arrow:

                  JAMtv Corporation                               Straight Arrow Publishers
                  640 North LaSalle Street, Suite 560             1290 Avenue of the Americas
                  Chicago, Illinois 60610                   2nd Floor
                  Attn: Howard Tullman                            New York, New York 10104
                                                                  Attn: John Lagana

                  In addition, notice by mail shall be by air mail if posted outside of the continental United States. Any party may change the address to which communications or copies are to be sent by giving notice of such change of address in the manner set forth herein.

         (d) PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                                        18

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***


         (e) ENTIRE AGREEMENT The terms and conditions of this Agreement and any and all Exhibits attached hereto represent the entire understanding between the parties with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written. The express terms hereof control and supersede any course of performance and/or usage of trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by both parties.

         (f) PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         (g) TELEFAXES CONSTITUTE VALID DOCUMENTS. This Agreement and subsequent modifications may be transmitted by telecopy facsimile machine and such facsimile copy shall be deemed an original if all pages thereof are initialed and the Agreement or modifications are signed by the duly authorized representative of the parties. Such facsimiles shall constitute valid, binding documents and shall be regarded as such upon receipt. The original of the document sent by telefax shall be promptly sent within seventy-two (72) hours by overnight courier to the receiving party so that accurate files may be maintained. Failure to send timely any original document shall not affect the validity or binding nature of such document.

         (h) FORCE MAJEURE. No party shall be held to be in breach of this Agreement by reason of any failure or delay in its performance hereunder if such failure is due to causes beyond its reasonable control, including but not limited to, acts of the other party, acts of God, delays in transportation, inability beyond its reasonable control to obtain necessary labor or materials, or events such as fires, floods, earthquakes, storms, war, act of public enemy, civil commotions and the like or by any law, rule, regulation, order or other action by any public authority. To the extent failure to perform is caused by such an event, such party shall be excused from performance hereunder so long as such event continues to prevent such performance, and provided the non-performing party takes all reasonable steps to resume full performance.

         (i) INDEPENDENT CONTRACTORS. Each party shall act as an independent contractor and shall have no authority to obligate or bind the other parties in any respect. No employee of a party shall represent himself or herself to be an employee of any other party.

         (j) COMPLIANCE WITH LAWS. Each party shall comply with all federal, state and local laws, licensing regulations and rulings of governmental bodies having jurisdiction over its business. Nothing in this Agreement shall be construed to require either party to perform any act in violation of any laws, regulations or rulings.

         (k) DISCLAIMER OF WARRANTY. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT, CDNOW'S SITE, THE RSN SITES AND THE CO-BRANDED PAGES ARE PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY OR INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT.

                                        19

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
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         (l) LIMITATIONS OF LIABILITY.

                  (i) IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR ANY INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR INCIDENTAL DAMAGES, OF ANY NATURE UNDER THIS AGREEMENT WHETHER SUCH DAMAGES ARE ALLEGED IN TORT, CONTRACT OR INDEMNITY, EVEN IF THE PARTY IS INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, UNLESS SUCH DAMAGES ARE DUE TO SUCH PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (ii) AS BETWEEN CDNOW AND JAM, CDNOW AGREES THAT JAM SHALL NOT BE LIABLE TO CDNOW FOR CLAIMS ARISING SOLELY AS A RESULT OF A BREACH BY STRAIGHT ARROW OF ANY OF ITS REPRESENTATIONS, WARRANTIES OR OBLIGATIONS HEREUNDER. AS BETWEEN CDNOW AND STRAIGHT ARROW, STRAIGHT ARROW SHALL NOT BE LIABLE TO CDNOW FOR CLAIMS ARISING SOLELY AS A RESULT OF A BREACH BY JAM OF ANY OF ITS REPRESENTATIONS, WARRANTIES OR OBLIGATIONS HEREUNDER.

         (m) BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, successors and assigns. Neither party may, without the prior written consent of the other party, assign or transfer this Agreement or any obligation incurred hereunder. Any attempt to do so in contravention of this Section 16(m) shall be void and of no force and effect.

         (n) TIMELY PERFORMANCE. Each party acknowledges that in the performance of this Agreement, time shall be considered of the essence.

                           [SIGNATURES ON NEXT PAGE.]

                                        20

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IN WITNESS WHEREOF, the parties' duly authorized representatives have executed this Agreement as of the day and year first above written.

CDNOW, INC.                      STRAIGHT ARROW PUBLISHERS
                                          (A NEW YORK PARTNERSHIP)



By:_______________________________     By:_______________________________



Name:_____________________________     Name:_____________________________
       (print or type)                 (print or type)



Date:_____________________________     Date:_____________________________



JAMtv CORPORATION



By:_______________________________



Name:_____________________________
       (print or type)



Date:_____________________________




                                        21

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                                    EXHIBIT A
                 CARRY-THROUGH BAR SPECIFICATIONS AS OF 4/15/97

SIZE

Total Carry-through Bar Size: 468(w) x 25(h) pixels as of April 1, 1997 all Carry-through Bar sizes must be 468(w) x 25(h) to comply with the Internet Advertising Bureau's (IAB) banner standards.

Live area for Partner Logo:         360(w) x 24(h) pixels

COLOR

Bar is black at all times.
Only partner logos/icons can be as many colors as desired with a black background "Return to..." copy is mandatory and must be set up as white Helvetica Neue Black 10pt type, centered and 5 pixels in from the left-hand side of the first black bar

We recommend all copy to be white

To pick up a template go to http://cdnow.com/cobrand_template

FORMAT

Must be saved in a GIF file format

PLACEMENT

Carry-through bar is placed on the top and bottom of each CDnow page. Only those people who visit CDnow from your site will see the Carry-through bar

URL/ADDRESS

Partners have the option of 1 to 3 links on their Carry-through bar-- The URLs will be provided by the partner

If more than one link is desired, the bar must consist of multiple gif images that reference previous Carry-through bar specifications. When using multiple gif images keep two pixels between each bar. No image maps are permitted. Please see the following page for more examples of possible banner solutions.

SOURCE CODE

CDnow will provide the partner with a from equals (from=) tag. This tag allows us to identify customers coming from the Partners site to CDnow.

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TIMING

CDnow requires a minimum of five business days from when we receive the Carry-through bar to implement it on our site.


CARRY-THROUGH BAR SAMPLES

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                        EXHIBIT B - ROLLING STONE CONTENT

         The Rolling Stone Content shall include the following sections, parts, elements and portions of Rolling Stone magazine, to the extent that Straight Arrow possesses or acquires the necessary proprietary rights therein sufficient for use on the RSN Sites. Straight Arrow will use commercially reasonable efforts to obtain supplemental materials relating to the Rolling Stone Content, such as outtakes, photos or descriptive materials, provided that Straight Arrow will bear no additional costs therefor, other than as set forth in the Agreement.

(1) The contents, including photos, created for and contained in the Random Notes section of Rolling Stone Online or any successor to such section containing similar types of content, to the extent that the Random Notes section or any such successor continues to appear in ROLLING STONE magazine.

(2) Magazine covers from Rolling Stone magazine.

(3) MusicNet recorded interviews (insofar as such interviews are in Wenner Media's possession).

(4) Excerpts or selections from the cover stories of Rolling Stone magazine.

(5) Exclusive feature stories prepared on a regular basis solely for the Rolling Stone Online staff, in conjunction with the magazine staff, including multimedia components.

(6) Information contained in the Grapevine and The Industry sections of ROLLING STONE magazine, and any successors to such sections containing similar types of content, to the extent that such sections or successors continue to appear therein, along with new materials developed by the parties relating to gossip columns and similar commentaries.

(7) The contents of and information contained in concert reviews, record reviews, artists' questions and answers, artists' picks, college reports, and any charts, polls (such as readers' and critics' polls) or compilations contained in Rolling Stone Online along with exclusive record reviews and charts prepared and developed for ROLLING STONE magazine.

(8) Available photography, audio assets, video assets, art, interviews, reviews, transcripts, digital material, images, illustrations, animations, books, and any other content (including, without limitation, all historical, current and future interviews, record reviews, photographs, illustrations, animations, interview tapes, feature articles, obituaries, sidebars, live reviews, photo captions and unique editorial content from special or anniversary issues, charts and lists that were written by Straight Arrow editorial staff and work-for-hire (freelancers) and/or licensed writers where Straight Arrow has the rights to such material), which Straight Arrow has created, published or produced, or which Straight Arrow has access to through a licensing arrangement with any other Entity , in the possession and control of Straight Arrow, Wenner Media and/or ROLLING STONE magazine, which may be used to create new and/or supplementary or re-purposed audio/visual and multimedia material for the Rolling Stone Network, all to be provided in Straight Arrow's discretion.

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  EXHIBIT C - MOCKUPS GUIDELINES FOR PLACEMENT OF CDNOW LINKS ON THE RSN SITES

                                        1



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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***


                FIRST AMENDMENT TO THE LINKING, CONTENT LICENSING
                            AND ADVERTISING AGREEMENT

This Amendment (the "FIRST AMENDMENT") to the Linking, Content Licensing and Advertising Agreement (the "Agreement") by and among JAMtv Corporation, Straight Arrow Publishers and CDnow, Inc., dated as of April 8, 1998, is entered into effective as of June 30, 1999 (the "First Amendment Effective Date") by and between Tunes.com Inc., a Delaware corporation (fka JAMtv Corporation) ("TUNES"), Straight Arrow Publishers, a New York partnership ("STRAIGHT ARROW") and CDnow Online, Inc., a Pennsylvania corporation and the successor-in-interest to CDnow, Inc. ("CDNOW").

                                     RECITAL

The parties entered into the Agreement and wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1.       AMENDMENTS TO DEFINITIONS.

         a. Section 1(l) of the Agreement setting forth the definition of "Content" is hereby deleted in its entirety.

         b. Section 1(s) of the Agreement setting forth the definition of "JAM Content" is hereby deleted in its entirety.

         c. Section 1(aa) of the Agreement setting forth the definition of "RSN Sites" is hereby deleted in its entirety and replaced with the following:

             (aa) "RSN" Sites means the ROLLINGSTONE.COM Site, or any RSN-branded successor to such Site.

         d. The Agreement shall be and hereby is amended so that each reference to the defined term "Content" shall be deemed a reference to the defined term "Straight Arrow Content."

         e. The Agreement shall be and hereby is amended so that each reference to the defined term "JAM" shall be deemed a reference to the term "Tunes" as defined in the preamble to this Amendment.

2.       AMENDMENTS TO SECTION 2 OF THE AGREEMENT (CONTENT).

         a. Section 2(a)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

                 (i) Subject to the terms of this Agreement, Tunes hereby
            grants to CDnow during the Term a NONEXCLUSIVE worldwide license to access, use, copy, modify and reformat for display purposes and display the Straight Arrow Content solely on CDnow's Site. By way of example, and not limitation, permitted uses includes digitizing non-

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            digitized content.

         b. Section 2(b) of the Agreement is hereby deleted in its entirety as of the First Amendment Effective Date.

3.       AMENDMENTS TO SECTION 3 (RSN SITES) OF THE AGREEMENT.

         a. Section 3(b)(ii) of the Agreement is hereby deleted in its entirety. To avoid confusion, the parties agree that links generated at the "JAM Sites" prior to the First Amendment Effective Date shall be counted against the delivery requirements set forth in Section 3(c).

         b. The last sentence of Section 3(b)(iii) is hereby deleted in its entirety and replaced with the following:

            On the RSN Sites, Tunes shall integrate a CDnow buy option into the "information bar" on every Live Page and future similar pages.

4.       AMENDMENTS TO SECTION 6 OF THE AGREEMENT (PAYMENTS).

         a. Section 6(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

                     (a) CONTENT LICENSE FEES. CDnow agrees to pay Tunes
            (provided the Straight Arrow/Tunes Exclusive License Agreement remains continually in effect during the Term so that Tunes can fulfill its obligations as stated hereunder) *** for the non-exclusive right to use the Straight Arrow Content during the term of the Agreement as set forth in Section 2 above.
            Payment will be made in the following manner: *** upon execution of the Agreement, ***, 90 days after the Effective Date, and ***, 180 days after the Effective Date (of which the parties agree that all such amounts have previously been paid in full); *** for the calendar quarter beginning April 1, 1999 (as specified in invoice number 010192); and commencing with the calendar quarter beginning July 1, 1999, and through the remaining Term, equal quarterly payments of ***, all such payments to be made within thirty (30) days of the first day of each calendar quarter for the upcoming quarter, provided the CDnow Links are continuously fully implemented and operational in the RSN Sites. Exhibit A sets forth the schedule of payments of the Content License Fees on a quarterly basis through the remaining Term.

         b. The parties agree that the *** CDnow payment for *** and the remaining *** of the *** CDnow payment for *** are waived and CDnow shall have no obligation to make such payments, it being acknowledged by the parties that *** of *** has been paid by CDnow for services already performed and for which no further obligations exist. The parties further acknowledge that CDnow's obligation to purchase *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION *** shall continue. In addition, Section 6(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

          (b)       PRINT AND WEB SITE ADVERTISING, PROMOTION AND LINKING FEES.

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

                     (i) Commencing with the First Amendment Effective
            Date, CDnow will pay Tunes the total amount of *** for delivery of the minimum number of guaranteed CDnow Links on the RSN Sites pursuant to Section 3 of this Agreement according to the payment schedule set forth in this Section 6(b)(i). Pursuant to the foregoing, CDnow shall pay Tunes on the First Amendment Effective Date, *** for CDnow Links for the month of June 1999 and, in addition, *** representing payment for CDnow Links due from March 1, 1999 through May 31, 1999. Commencing with the First Amendment Effective Date, payments for delivery of CDnow Links shall be made quarterly in the amounts as set forth on Exhibit A, payable within thirty (30) days following the end of the quarter. *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION
            ***

                     (ii) In addition to the fee set forth in Section 6(b)(i)
            above, CDnow shall pay Tunes the amount of *** for each Click-through (as defined below) in excess of the minimum number of Click-throughs per quarter set forth below for each quarter during which such excess has been achieved:


                 Period                              Minimum Click Throughs
                 ------                              ----------------------
                 07/01/99 - 09/30/99                           ***
                 10/01/99 - 12/31/99                           ***
                 01/01/99 - 03/31/00                           ***
                 04/01/00 - 06/30/00                           ***
                 07/01/00 - 09/30/00                           ***
                 10/01/00 - 12/31/00                           ***
                 01/01/01 - 03/31/01                           ***


            As used herein, "Click-through" means a user presence at a Co-branded Page which originated from a CDnow Link and which initiates a Session. A "Session" means the delivery of any or all of the Co-branded Pages to a user where no two pages are delivered more than two hours apart.

            The payments, if any, to be made under this Section 6(b)(ii) shall be paid within 30 days following the quarters in which the Click Throughs occurred.

                     (iii) During the Term, CDnow agrees to purchase a
            total of *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION *** from Straight Arrow. Subject to amounts already paid under the Agreement, CDnow shall spend two-thirds of such amount on *** during the one year period beginning on the First Amendment Effective Date ("Year 2"), and the remaining one-third of such amount during the period beginning on the day following Year 2 and ending on March 31, 2001.

         c. The parties agree that the total and quarterly Finder's Fee Advance under Section 6(c)(i) of the Agreement are hereby waived in their entirety and CDnow shall have no further obligation to make such payments. In addition, the parties agree that Section 6(c)(i) of Section 6 of the Agreement is hereby deleted in its entirety and replaced with the following:

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

                     (i) Commencing with the First Amendment Effective
            Date, CDnow agrees to pay Tunes a one-time finder's fee (the "FINDER'S FEE") of *** for each new customer acquired via a direct online link between CDnow's Site and any of the RSN Sites, provided that such new customer makes a non-returned purchase on CDnow's Site when first linking from a RSN Site to a Co-branded page (such customer is referred to herein as a "NEW CUSTOMER"). For purposes of this Section 6(c)(i), the same customer who may repeatedly link to a Co-branded Page from the RSN Sites over any length of time shall be considered a New Customer only the first time the customer links to a Co-branded Page from a RSN Site. The payment of the Finder's Fee shall be made within thirty (30) days after the end of each calendar quarter by charging the Finder's Fee against the credit hereby issued by the execution of this First Amendment in favor of CDnow in the amount of *** (the "PREPAYMENT CREDIT") which reflects Finder's Fee payments made previously by CDnow. (Exhibit B sets forth the calculation of the outstanding Prepayment Credit.) Beginning with the quarter following the quarter in which the Prepayment Credit is reduced to *** as a result of such charges, CDnow shall pay a quarterly advance on such Finder's Fees of *** (the "FINDER'S FEE ADVANCE"). The Finder's Fee Advance shall be due and payable within thirty (30) days following the first day of each quarter. During each quarter, each New Customer shall result in a decrement of the outstanding credit balance of the Finder's Fee Advance by ***, until such balance shall equal ***, at which time, CDnow shall pay Tunes *** in cash for each New Customer, with such payments due within 30 days following the end of such quarter. Notwithstanding the foregoing, no Finder's Fee Advance shall be due for the last quarter of the term of this Agreement.

         d. Section 6(d) of the Agreement is hereby deleted in its entirety.

5.       AMENDMENTS TO SECTION 12 OF THE AGREEMENT.

         a. Section 12(i) of the Agreement is hereby deleted in its entirety replaced with the following:

                     (i) TERM. The term of this Agreement shall commence
            upon the Effective Date and shall continue until March 31, 2001 (the "Term") unless previously terminated as set forth below. The Term shall include any renewal terms (as discussed in Section 12(a)(ii) below).


6. NEW SECTION 17. A new Section 17 is hereby added to the Agreement as follows:

            17. COSTS OF DIGITIZING ROLLING STONE REVIEWS. CDnow and Tunes shall each pay *** of the costs of digitizing the Rolling Stone Reviews to be put into a mutually agreed format for the CDnow Site. CDnow's share of such cost, however, shall not exceed ***. This process is to begin no later than the date of the execution of this Amendment. CDnow shall pay its portion of the digitizing costs within 30 days of receipt of an invoice for such fee.

7. NEW SECTION 18. A new Section 18 is hereby added to the Agreement as follows:

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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

                  18. OUTSTANDING INVOICE. There is an invoice number 010192 dated March 1, 1999 in the amount of *** which is outstanding and has not been paid by CDnow. The parties agree that the amount due under such invoice is hereby reduced from *** to ***. The parties acknowledge that CDnow has agreed to pay this reduced amount, and thereby satisfy its obligations in full with respect to the aforesaid invoice, by agreeing to reduce the Prepayment Credit issued under Section 6(c)(i) of the Agreement, as amended by this First Amendment, by the amount of *** (which reduction is already reflected in the amount of *** as set forth in Section 6(c)(i) as amended by this First Amendment).

8. EFFECT OF AMENDMENT. The terms of the Agreement, as amended hereby, remain in full force and effect. Subject to the terms and conditions of the Agreement, this First Amendment shall terminate upon termination of the Agreement.

9. MISCELLANEOUS. The parties acknowledge and agree that this First Amendment is an integral part of the Agreement. Notwithstanding any provision of the Agreement to the contrary, in the even of any conflict between this First Amendment and the Agreement, the terms and conditions of this First Amendment shall control. This First Amendment may be executed in counterparts, each of which shall be deemed an original.

                            [Signature Page Follows]





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WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR ***
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the day first written above.

CDNOW ONLINE, INC.                           TUNES.COM INC.


By:                                          By:
   ------------------------------               ----------------------------
Name:                                        Name:
     ----------------------------                 --------------------------
Title:                                       Title:
      ---------------------------                  -------------------------
Date:                                        Date:
     ----------------------------                 --------------------------

1005 Virginia Drive                          640 N. LaSalle Street
Fort Washington, Pennsylvania 19034          Suite 560
215-619-9900 (voice)                         Chicago, Illinois 60610
215-619-9521 (fax)                           312-642-7560 (voice)
                                             312-654-1099 (fax)


                                             STRAIGHT ARROW PUBLISHERS
                                             (a New York Partnership)

                                             By:
                                                ----------------------------
                                             Name:
                                                  --------------------------
                                             Title:
                                                   -------------------------
                                             Date:
                                                 ---------------------------

                                             1290 Avenue of the Americas
                                             2nd Floor
                                             New York, New York 10104

                                             ----------------------- (voice)
                                             ------------------------- (fax)


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